UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2010

MacroSolve, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1518725
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification Number)

 (Address of principal executive offices) (zip code)

(918) 280-8693
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Peter DiChiara, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 28, 2010, MacroSolve, Inc. (the “Company”) issued a press release announcing that the United States Patent and Trademark Office has issued U.S. Patent No.7,822,816 to the Company.  The patent, a significant intellectual property (IP) asset to the Company, further advances its position as a leader in the mobile solutions market. The Company is immediately pursuing the monetization of this patent and its other IP assets and is currently in discussions with several companies in the mobile communications market..  Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2 hereto.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release of MacroSolve, Inc. dated October 28, 2010
99.2	Press Release of MacroSolve, Inc. dated October 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MacroSolve, Inc.

Dated: October 28, 2010	By: /s/ Clint Parr
Name: Clint Parr
Title: Chief Executive Officer